CBMG
Cellular Biomedicine Group
Nasdaq: CBMG

Saving Life, Revitalizing Life

Innovating Cancer and Degenerative Disease Treatment In China

October 2, 2018

Tony Liu, CEO & CFO

Safe Harbor

Statements in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include those regarding our ability to implement our plans, strategies and objectives for future operations, including our plan to configure part of our Shanghai facility with GE Healthcare's FlexFactory™ platform, our ability to execute on our obligations under the terms of our licensing and collaboration arrangement with Novartis, our ability to execute on proposed new products, services or development thereof, results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, competition in the industry in which we operate, overall market conditions, any statements or assumptions underlying any of the foregoing and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

China is a Prime Cell Therapy Market

❑ China is the fastest growing market for pharmaceutical industry

- Rapidly increase in aging population (**280M** age over 55)
- Expansion in urbanization
- **4.3M** new cancer patients annually
- **57M** Knee Osteoarthritis (KOA) patients

❑ China has become a major player in the cell therapy space

- 194 of global CAR-T trials in China vs. 241 in the U.S.**
- CFDA has established clear regulatory path for cell therapy products
- 1st CFDA* approved CAR-T IND (2018)
- To date, 20+ CAR-T therapy INDs have been filed with CFDA*

**Recently renamed as NMPA* ** *www.ClinicalTrials.gov as of Sep 25, 2018*

Leading Position in China Cell Therapy

CBMG
CELLULAR BIOMEDICINE GROUP

❑ Highly competitive pipelines and state of art cGMP manufacturing capabilities

- Robust pipelines, including Immuno-Oncology (CAR-T, TCR-T and TIL) and stem cell therapy
- Over 70 related patents/patent applications
- Established R&D center in Gaithersburg, Maryland to integrate the most recent scientific and technology development breakthrough
- International-standard cGMP compliant manufacturing facilities in China
- CBMG is China's only cell therapy company listed on Nasdaq

❑ Seasoned management team with extensive global industry and pharmaceutical experience

- Management team with up to date cell therapy & drug development experience from leading global pharmaceutical companies
- Renowned external and scientific advisors

❑ Extensive expertise with CFDA regulatory path for cell therapy

- C-CAR011 IND application** accepted by CFDA*
- Extensive regulatory experience with CFDA* cell therapy

**Recently renamed as NMPA* ***no longer pursing IND due to recent partnership announcement*

Our Strategy

CBMG
CELLULAR BIOMEDICINE GROUP



Establish Global R&D Capabilities

- Dynamic & Respected Advisory Board, R&D Centers in the U.S. and China



Build-up World Class GMP Manufacturing

- One of the Largest GMP Facilities for Cell Therapy in the World



Maintain Strong Relationship with Top Hospitals in China



Execute Clinical Development with a Dynamic Operational Team

Our Immuno-Oncology Pipeline

CBMG
CELLULAR BIOMEDICINE GROUP

		Product	Indications	Pre-Clin.	Phase I	Phase II	
Hematologic Malignancies		NKG2D	AML		Q1, 2019		CAR-T
Hematologic Malignancies		CD22	HCL and CD19 CAR-T Relapsing ALL		Q4, 2018		CAR-T
Hematologic Malignancies	Lymphoma	CD19	B-cell ALL, Adult-DLBCL	For the Global Leader			CAR-T
Hematologic Malignancies	Lymphoma	CD20	CD19 CAR-T Relapsing NHL		H2, 2019		CAR-T
Hematologic Malignancies		BCMA	MM		Q4, 2018		CAR-T
HCC		AFP TCR-T	HCC		H1, 2019		
NSCLC		TIL	NSCLC		H1, 2020		
		TIL	Other Solid Tumors		2021		

AML = Acute Myeloid Leukemia ALL = Acute Lymphoblastic Leukemia NHL = Non-Hodgkin Lymphoma DLBCL = Diffuse Large B-Cell Lymphoma
HCL = Hairy Cell Lymphoma MM = Multiple Myeloma NSCLC = Non Small Cell Lung Cancer HCC = Hepatocellular Carcinoma FIH = First in Human

Our I/o Pipeline Differentiation

- ❑ Early positive clinical benefits of NKG2D CAR-T and AFP TCR-T have been reported by Celyad & Eureka Therapeutics in AML and metastatic HCC, respectively
- ❑ CBMG NKG2D CAR-T has both 1st and 2nd generation CAR-T product ready for clinical development, with best in class potential in AML
- ❑ Clinical lead candidates ready for AFP TCR-T
- ❑ Diverse strategies/plans for combination therapies for multiple assets
- ❑ Neoantigen enriched TILs have potential to be a major player in multiple solid tumor indications

Our Stem Cell KOA Pipeline

CBMG
CELLULAR BIOMEDICINE GROUP

	TECHNOLOGY	INDICATION	PRE-CLINICAL	PHASE I	PHASE II	PHASE III
STEM CELL haMPC	ReJoin® (Autologous)	Knee Osteoarthritis				*
	AlloJoin™ (Allogeneic)	Knee Osteoarthritis		*		

haMPC = Human adipose Derived Mesenchymal Progenitor Cells KOA = Knee Osteoarthritis

- ❑ Regulatory path for stem cell therapy in China now clarified
- ❑ ReJoin® phase IIb met primary and secondary end-points *
  - Safe, and provide both symptom relief and cartilage regeneration
- ❑ AlloJoin™ phase I interim data showed safety and tolerance *

** Note: December 2017, Chinese government issued trial guidelines concerning development and testing of cell therapy products in China. Plan to file anew in Q4, 2018 under the new regulation*

Management With Deep Cell Therapy & Pharma Expertise

CBMG
CELLULAR BIOMEDICINE GROUP

Bizuo (Tony) Liu
CEO, CFO
Executive Director

Alibaba Group
Microsoft

Helen Zhang
Chief Production Officer

HARVARD MEDICAL SCHOOL
MDC

Xia Meng, PhD
General Manager, Early Diagnosis & Intervention

transgene
BIOMÉRIEUX

Grace He, MD
Vice President, Clinical Development

Celgene
NOVARTIS
Pfizer

Jiaqi Huang, MD
Vice President, Translational Medicine

AstraZeneca
MedImmune

Yihong Yao, PhD
Chief Scientific Officer

AstraZeneca
abbvie
MedImmune

Chase Dai, PhD, MD
General Manager, Stem Cell Business Unit

medgene

Jiaqiang Ren, MD, PhD
Sr. Director, Quality Assurance/Control

NIH
National Institutes

Andrew Chan, JD, MBA
Chief Legal Officer, Corporate Development & Secretary

jazz
Honeywell

Yun Ji, PhD
US Research Site Head, Immuno-oncology R&D

NIH
National Institutes

Supported by Renowned External and Scientific Advisors

Michael Caligiuri, PhD MD
Chair of External Advisory Board
President of City of Hope, Ex-president of AACR, Ex-CEO of The James Cancer Center

Robert S. Langer, PhD, ScD
Scientific Advisor
Professor, Koch Institute for Integrative Cancer Research at MIT; Ex-member of the U.S. Food and Drug Administration's SCIENCE Board

Scott J. Antonia, MD, PhD
Scientific Advisor
Program Leader, Immunology Program at Moffitt Cancer Center; Professor of Oncology at USF College of Medicine

Alan List, MD
Chair of Scientific Advisory Board
President and CEO of Moffitt Cancer Center and Research Institute

Guo-Tong Xu, MD, PhD
Scientific Advisor
Professor of Ophthalmology and Regenerative Medicine, Dean of Tongji University School of Medicine; Director of Stem Cell Bank of TUSM

World Class Manufacturing Process, Integrated CMC

CBMG
CELLULAR BIOMEDICINE GROUP

- ❑ Plasmid
- ❑ Virus (BSL-2)
- ❑ CAR-T (BSL-2, B/C)
- ❑ hMSC
- ❑ QC Testing Centre
- ❑ Key Reagent Preparation

- ✓ Robust QA System
- ✓ Trained Experienced Staff
- ✓ Ample Production Capacity

Current Total GMP Facility

70,000 sq ft


SGS

Cellular Biomedicine Group (Shanghai) Ltd./
Shanghai Cellular Biopharmaceutical Group., Ltd.

ISO 9001:2015

IAF

CBMG-Beijing



CBMG-Shanghai



CBMG-Shanghai



CBMG-Wuxi



GE Healthcare Life Sciences

ThermoFisher SCIENTIFIC

Global Collaboration for *"Cell Therapy In a BOX"*

CBMG
CELLULAR BIOMEDICINE GROUP


CBMG
GE医疗

GE Healthcare
Life Sciences

ThermoFisher
SCIENTIFIC


CBMG
ThermoFisher
SCIENTIFIC

Automated, Closed, Integrated System

Isolation → Gene Transfer → Activation → Expansion → Harvest → Formulate → Cryopreservation → Reformulate

Apheresis → Logistics → Logistics → Transfusion

Chain of Identity / Chain of Custody

22 Days - Manufacturing / QC / Sample Tracking

Comparison of Companies in Similar Space

CBMG
CELLULAR BIOMEDICINE GROUP

Ticker	Name	Market Cap ($$MM)	Pipeline	Partners
BLUE	bluebird bio	$7,850.32	Phase 3 (Cerebral ALD)	Celgene
			Phase 3 (Transfusion-Dep Beta-thalassemia	
			Phase 1/2 (Severe Sickle Cell)	
			Phase 1/2 (MM)	
ADAP	Adapmtimmune	$1,379.00	Phase 1/2 (Melanoma, NSCLC)	
CLLS	Cellectis	$1,215.90	Phase 1 (ALL)	Servier (ALL)
			Phase 1 (AML)	
			Phase 1 ready (ALL)	
IOVA	Iovance	$1,138.00	Phase 2 (Melanoma, Cervical, Head & Neck, NSCLC)	
			Phase 2 (Melanoma TIL Combination)	NIH, Moffit Cancer Center
			Phase 2 (Ovarian)	MD Anderson
OXB-GB	Oxford Biomedica	$604.91	Phase 2 (Stargardt Disease)	Sanofi (Stargardt, Usher Syndrome Type 1B)
			Phase 1/2 (Parkinson's)	
			Phase 1/2 (Corneal Graft Rejection)	Multiple Royal Bearing Partnerships
			Phase 1/2 (Usher Syndrome Type 1B)	
			Phase 1 (Wet AMD)	
ZIOP	ZIOPHARM Oncology	$454.60	Phase 3 Ready (rGBM)	
			Phase 1 (rGBM+Opdivo)	
			Phase 1 (Leukemia)	
BGNE	Beigene	$10,172.00	Phase 3 (WM, 1L CLL/SLL, 2L NSCLC, 1L HCC, 2L ESCC, 1L NSCLC)	In-licensed with Celgene and Mirati for marketed products
			Phase 3 (2L platinum sensitive ovarian cancer)	
			Phase 3 (1L platinum sensitive gastric cancer)	
			Phase 2 (R/R MCL, R/R CLL/SLL, WM, R/R HL, 2L+UC)	
			Phase 1b (Solid tumors, B-cell malignancies)	
			Phase 1a (Solid tumors, Glioblastoma)	

Market data as of September 28, 2018 and Company filings.

❑ **Notable Transactions in CAR-T**

- ✓ *Aug, 2017:* ***Kite Pharma*** acquired by ***Gilead*** for **$11.9 BN**
- ✓ *Jan, 2018:* ***Juno Therapeutics*** acquired by ***Celgene*** for **$9.0 BN**

Development Plan

❑ Key Upcoming Catalysts

- ***CAR-T Therapies Landing in China***
  - ✓ Manufacture in China the first marketed CAR-T cell therapy currently approved in the U.S., EU and Canada for a Global Leader
- ***Adipose-Derived Progenitor Cell for Knee Osteoarthritis (KOA)***
  - ✓ Plan to file anew in ***Q4, 2018*** under the new regulation
- ***I/o First in Human Plan***
  - ***Q4, 2018: Anti-CD22 & Anti-BCMA CAR-T***
  - ***Q1, 2019: Anti-NKG2D CAR-T***
  - ***H1, 2019: AFP TCR-T***
  - ***H2, 2019: CD19 CAR-T Relapsing NHL***



Multiple shots at the goal, diversified technologies and indications

CBMG

Cellular Biomedicine Group

西比曼生物科技


CBMG

THANK YOU

Saving Life
Revitalizing Life

www.cellbiomedgroup.com